AMENDMENT TO
                             STOCK OPTION AGREEMENT
                                    (NON-ISO)


     This Amendment made this 14th day of April, 1997, by and between Graco Inc., a Minnesota corporation (the "Company") and ____________________ (the "Employee").

     Whereas, the Employee and the Company entered into a Stock Option Agreement (NON-ISO) on _______ ("Agreement") which Agreement granted stock options to the Employee under the Graco Inc. Long-Term Stock Incentive Plan;

     Whereas, the parties to the Agreement wish to amend it to incorporate language which will accelerate the vesting of all unvested stock options in the event of a change in control as defined in said amendment;

     Now, therefore, the parties hereby mutually agree, for One Dollar and other good and valuable consideration, to amend the Agreement by inserting the attached Section 6, entitled "Change of Control" into the Agreement after
Section 5 entitled "Payment of Withholding Taxes" and by renumbering Section 6 and 7 in the Agreement as Section 7 and 8, respectively.

     In Witness Whereof, the parties have caused this Amendment to be executed as of the day and year first above written.


                                   GRACO INC.

                                   By
                                     --------------------------
                                     Its:   President and CEO


                                   EMPLOYEE

                                     --------------------------

                                     --------------------------
                                     Print Full Name of Employee


NEW PARAGRAPH FOR STOCK OPTION AGREEMENTS inserted after Paragraph 5

6.   Change of Control

     A. Notwithstanding Section 2(a) hereof, the entire option shall become immediately and fully exercisable on the day following a "Change of Control" and shall remain fully exercisable until either exercised or expiring by its terms. A "Change of Control" means:

          (1) acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of
               1934), (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) which results in the beneficial ownership by such Person of 25% or more of either

               (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or

               (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");

               provided, however, that the following acquisitions will not result in a Change of Control:

                    (i)  an acquisition directly from the Company,

                    (ii) an acquisition by the Company,

                    (iii)an  acquisition  by  any  employee   benefit  plan  (or
                         related trust) sponsored or maintained by the Company or any corporation controlled by the Company,

                    (iv) an  acquisition  by any  Person  who is  deemed to have beneficial ownership of the Common Shares or other voting securities of the Company owned by the Trust Under the Will of Clarissa L. Gray ("Trust Person"), provided that such acquisition does not result in the beneficial ownership by such Person of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities, and provided further that for purposes of this Section 6, a Trust Person shall not be deemed to have beneficial ownership of the Common Shares or other voting securities of the Company owned by The Graco Foundation or any employee benefit plan of the Company, including the Graco Employee Retirement Plan and the Graco Employee Stock Ownership Plan,

                    (v) an acquisition by the Employee or any group that includes the Employee, or

                    (vi) an  acquisition  by  any  corporation   pursuant  to  a
                         transaction that complies with clauses (a), (b) and (c) of subsection (4) below; and

               provided, further, that if any Person's beneficial ownership of the Outstanding Company Common Stock or Outstanding Company Voting Securities is 25% or more as a result of a transaction described in clause (i) or (ii) above, and such Person subsequently acquires beneficial ownership of additional Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of a transaction other than that described in clause (i) or (ii) above, such subsequent acquisition will be treated as an acquisition that causes such Person to own 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities and be deemed a Change of Control; and provided further, that in the event any acquisition or other transaction occurs which results in the beneficial ownership of 32% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by any Trust Person, the Incumbent Board may by majority vote increase the threshold beneficial ownership percentage to a percentage above 32% for any Trust Person; or

          (2) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of said Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial membership on the Board occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, or

          (3) the commencement or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a Person of 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities.

          (4) The approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Common Stock or Outstanding Company Voting Securities or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination") or, if consummation of such Business Combination is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Business Combination pursuant to which

               (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock or Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock or Outstanding Company Voting Securities,

               (b) no Person [excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination] beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and

               (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (5) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     B. A Change of Control shall not be deemed to have occurred with respect to an Employee if:

          (1) the acquisition of the 25% or greater interest referred to in subparagraph A.(1) of this Section 6 is by a group, acting in concert, that includes the Employee or

          (2) if at least 25% of the then outstanding common stock or combined voting power of the then outstanding company voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange, disposition of assets, liquidation or dissolution referred to in subparagraph
               (4) and (5) of this Section by a group, acting in concert, that includes that Employee.

     C. In the event of a Change of Control, a Employee shall vest in all shares of Restricted Stock and Restricted Stock Units, effective as of the date of such Change of Control.